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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 1997
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                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

            Florida                 1-7255           59-1219710
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     (State or incorporation      (Commission       (IRS Employer
         or organization)        File Number)    Identification No.)

1776 American Heritage Life Drive
     Jacksonville, Florida                        32224
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number:        (904) 992-1776
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                                     N/A
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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Reference is made to a copy of an Agreement and Plan of Merger among Columbia Universal Corporation and American Heritage Life Investment Corporation and A H Acquisition Corporation, dated January 2, 1997, which is filed as
Exhibit 99 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number              Description of Exhibit
             --------------              ----------------------

               99                   Agreement and Plan of Merger among
                                    Columbia Universal Corporation and American
                                    Heritage Life Investment Corporation and A H
                                    Acquisition Corporation, dated January 2,
                                    1997

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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN HERITAGE LIFE INVESTMENT
                                    CORPORATION

Date:  January 2, 1997              By:  s/W. Michael Heekin
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                                        W. Michael Heekin
                                        Senior Vice President and
                                        Corporate Secretary



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                                  EXHIBIT INDEX

         The following designated exhibit is filed herewith:

Exhibit
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  99              Agreement and Plan of Merger among Columbia Universal
                  Corporation and American Heritage Life Investment Corporation and A H Acquisition Corporation, dated January 2, 1997



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